EXHIBIT 99.11
                                                                   -------------

                                    EXHIBIT B
                                    ---------

The Audit Business consists generally of the following:

A. All of the hand-held computer models used for the Audit Business: ICAL, DC2.0, DC2X, DC2.5, DC5 and DC5RF.

B. All software (including Wintakes, WIN, FinAud) needed to run the hardware and the tools for supporting, updating, modifying or altering the software for the Audit Business hardware; and the Windows CE License.

C. Other assets and interests specifically described in the closing documents between the parties.